UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2008

NALCO FINANCE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-119231	61-1464558
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL  60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 7, 2008, the Compensation Committee of Nalco Holding Company, parent company of Nalco Finance Holdings LLC, granted, pursuant to its timing policy for equity grants, 4,145 restricted stock units ("RSUs") under the Amended and Restated 2004 Stock Incentive Plan to each of the non-management directors. The terms and conditions for such restricted stock units will be reflected in agreements to be executed by the non-management directors. The form of such agreement is attached as an exhibit.

Item 9.01.               Financial Statements and Exhibits

(d)	Exhibits.
The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

(99.1)	2008 Restricted Stuck Unit Agreement form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO FINANCE HOLDINGS LLC

/s/ Stephen N. Landsman
Secretary

Date: February 11, 2008